UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 12, 2006



                             PYR Energy Corporation
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       001-15511                95-4580642
          --------                       ---------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 572-8900


                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Director Compensation

On September 12, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of PYR Energy Corporation (the "Company") authorized a non-employee director bonus of $25,000 and annual and meeting attendance fees payable to non-employee members of the Board. The bonus was based on the extraordinary amount of time and effort expended by the non-employee directors during the preceding year.

Each director shall receive the one-time bonus in cash on September 29, 2006.

The annual retainer and meeting attendance fees shall be as set forth below beginning with the Company's most recent annual meeting of stockholders. Annual fees shall be paid in quarterly installments on the last business day of each of the Company's fiscal quarters, pro-rated for the portion of that quarter for which the director served in the position being compensated. Meeting fees shall be paid on the first business day after the subject meeting. Fees accrued as of September 12, 2006 will be paid on September 29, 2006.

For fees accruing after September 29, 2006, directors may elect to be paid annual fees, including annual and chairperson fees, in shares of the Company's common stock by giving notice to the Company's Chief Financial Officer on or before the last business day prior to the designated payment date. Payments in stock shall be valued at 90% of the last traded price for the Company's common stock on the last business day prior to the designated payment date. The stock options and any shares of common stock will be issued under the Company's 2006 Stock Incentive Plan. Stock Option Agreements will be entered into with respect to the Annual Stock Option Retainer.

--------------------------------------------------------------------------------------------------------------
       COMPENSATION               AMOUNT         PAYABLE TO                      PAYABLE
--------------------------------------------------------------------------------------------------------------
Annual Retainer                  $10,000        All Directors                    Quarterly at end of each
                                                                                 fiscal quarter during term
                                                                                 as director
--------------------------------------------------------------------------------------------------------------
Annual Stock Option Retainer     $25,000        All Directors                    25% of options become
                                 (based on                                       exercisable at end of each
                                 Black-Scholes                                   fiscal quarter during term
                                 calculation                                     of director
                                 of option
                                 value), with
                                 exercise
                                 price equal
                                 to last
                                 traded price
                                 on date of
                                 grant*
--------------------------------------------------------------------------------------------------------------
Board and Audit Committee        $20,000        Chairperson of Board;            Quarterly at end of each
Chairperson Fee Annual Fee                      Chairperson of Audit Committee   fiscal quarter during term
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
       COMPENSATION               AMOUNT         PAYABLE TO                      PAYABLE
--------------------------------------------------------------------------------------------------------------

Compensation Committee           $10,000        Chairperson of Compensation      Quarterly at end of each
Chairperson Fee Annual Fee                      Committee                        fiscal quarter during term
--------------------------------------------------------------------------------------------------------------
Board Meeting Attendance Fee      $1,000        All Attending Directors          For each Board Meeting (30
(Attendance in Person)                                                           minutes or longer)
--------------------------------------------------------------------------------------------------------------
Board Meeting Attendance Fee        $500        All Attending Directors          For each Board Meeting (30
(Attendance via Teleconference)                                                  minutes or longer)
--------------------------------------------------------------------------------------------------------------
Committee Meeting Attendance        $500        All Attending Committee Members  For each Committee Meeting
Fee (No other compensated                                                        (30 minutes or longer)
meeting fee on same day)
--------------------------------------------------------------------------------------------------------------
Committee Meeting Attendance        $250        All Attending Committee Members  For each Committee Meeting
Fee (when another compensated                                                    (30 minutes or longer)
meeting same day)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Annual Stockholder Meeting        $1,000         All Attending Directors          For Attendance at Annual
Attendance Fee                                                                    Stockholder Meeting
--------------------------------------------------------------------------------------------------------------

* For 2006, date of grant shall be September 29, 2006. Thereafter, date of grant shall be date of election of director.


In addition, directors shall be reimbursed for all reasonable out-of-pocket expenses in connection with travel to and attendance at Board of Directors, Stockholders and Committee meetings.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

               Exhibit 10.1 2006 Stock Incentive Plan


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PYR Energy Corporation


                                            Signature: /s/ Kenneth R. Berry, Jr.
                                                      --------------------------
                                                 Name:  Kenneth R. Berry, Jr.
                                                Title:  Chief Executive Officer

Dated:  September 18, 2006